VAN ECK GLOBAL

                                                       Worldwide Insurance Trust

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002



                                   DISCIPLINE


                                                      WORLDWIDE HARD ASSETS FUND


ALLOCATION



                                              DIVERSIFY



                         GLOBAL INVESTMENTS SINCE 1955

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Hard Assets Fund returned 9.32% during the first half of 2002, outperforming the Goldman Sachs Natural Resources Index,+ which gained 0.84%. The Fund also significantly outperformed the general market as measured by the Standard & Poor's (S&P) 500 Index++ and the Nasdaq Composite Index,+++ which both experienced double digit declines during the period. Skittish investors looking for a place to hide from the constant deluge of bad news coming from Wall Street found hard asset investments rewarding. Several hard asset sectors, such as gold and real estate, were among the strongest performers for the period. Hard assets, given their low correlation* to more traditional financial asset classes, provided shareholders some relief from the free falls experienced in broad equity markets.


MARKET REVIEW

In general, macro- and micro-economic conditions favored hard assets during the first half and we see this trend continuing in the near term. Global growth was stronger than expected and leading indicators of growth continue to point higher. The Federal Reserve maintained its easy monetary policy throughout the period, and will likely remain accommodating in the near term. This policy is good for economic growth and has historically proven to be particularly beneficial to cyclical stocks. The supply/demand conditions in most natural resource sectors were also favorable. Dollar weakness served to increase commodity demand (foreign currency strength implies more pricing power for dollar-based commodities) as well as hindered supply in some cases, which benefited hard asset securities.

In contrast, most financial markets experienced continued volatility during the first six months of 2002. Two years in a row of negative performance, followed by another 13% drop in the S&P 500 Index, marked the worst broad market performance since the early 1970s. Post-September 11 nervousness, increasing doubts about the integrity of U.S. accounting practices, a weakening dollar and falling equity markets sent investors scrambling to protect their assets. In short, hard assets emerged as an attractive investment in a difficult environment as strong conditions in most natural resource sectors rewarded investors.

GOLD shares continued to positively impact the performance of the Fund throughout the period. Increased investment demand was the main cause of rising gold and gold-mining share prices. Investors began to recognize the value of gold as a prudent diversification vehicle in times of uncertainty and trouble. Weakness in the dollar, doubts about business integrity, falling equity prices, continued violence in the Middle East and fears of a new terror attack in the U.S. boosted gold and gold-mining shares to new 2 1/2 year highs. Also, gold supply was reduced by mine deliveries into outstanding forward-sold positions.

Producer hedging has become a dominant theme in the market. Hedging is a way of locking in a gold price for future production. While this can provide surety of earnings, it limits participation to upside moves in the gold price. Investors have shown a preference for non-hedgers as seen by the pricing premiums afforded to companies with policies against hedging. The Fund benefited from the spectacular returns achieved by various unhedged producers. For example, Gold Fields Limited (1.1% of the Fund's total net assets at June 30) turned in the best first-half performance with a gain of 132%. The Fund held an approximate 15% weighting in the gold sector throughout the period.

REAL ESTATE securities (8.8% of net assets as of June 30) were also positive contributors to performance, as REITs returned 13.54% during the period as measured by the Morgan Stanley REIT Index.++++ With long-term return expectations for the general stock market adjusted downward, income has become an important source of investment return for shareholders. Real estate's strong performance and steady dividend growth during a period overshadowed by bearish market sentiment proved to be attractive to many investors.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

In terms of the real estate market, we reduced the Fund's exposure to the United States and increased exposure to Japan and Europe. A combination of high valuations and deteriorating fundamentals in the domestic real estate market helped highlight more attractive opportunities abroad. Also contributing to the decision to pare down domestic holdings was a desire to diversify out of dollar-denominated assets as we anticipated weakness in the dollar. Overseas, depressed stock prices offered interesting risk/reward opportunities in several countries, such as Japan, Hong Kong and Spain.

Stock selection in the PAPER AND FOREST PRODUCTS sector was also beneficial to Fund performance. Demand conditions improved while, on the supply side, producer discipline has been very strong. Also, industry concentration has increased substantially. For example, the top three newsprint producers command a 70% market share today, in contrast to the 25% market share they held during the last cycle. In addition, industry consolidation will likely continue, further supporting positive conditions. The Fund had a 12.9% exposure to the paper and forest products sector at June 30. We see this weighting remaining high as, in our opinion, there is little downside price risk and catalysts will likely push pricing significantly higher in coming months.

ENERGY, while providing solid returns overall during the first half, suffered toward the end of the second quarter. Natural gas inventories are close to record highs and demand has been negatively affected due to substitution by nuclear power, hydropower, and coal. Furthermore, initial indications of supply data suggest second quarter production may be higher than market expectations. If this scenario materializes, current inventory injection rates will result in record inventories of natural gas during the heating season, further depressing prices. Finally, pricing differentials in various regions in the U.S. and Canada suggest short-term price weakness. However, we strongly believe that the long-term story is intact and view recent weakness as a buying opportunity. We feel that demand will outpace supply for the next several years, leading to higher prices. The Fund ended June with a 39.5% allocation to the energy sector.


THE OUTLOOK

We continue to believe that positive fundamentals exist in most hard asset sectors. Leading indicators of demand continue to point toward stronger growth in the second half of the year and monetary and fiscal conditions remain favorable. Indeed, evidence continues to mount that the world's central bankers will continue to be accommodative in the foreseeable future. Weakness in the greenback is also likely to continue, which should support pricing power for dollar-based commodities. Moreover, anecdotal evidence from companies we speak with are indicating a moderate but strengthening demand pickup. Most coincident commodity indicators confirm that view.

We plan to maintain the Fund's high weighting in the gold and precious metals market. Also, we are somewhat bullish on the paper and forest arena, where we see newsprint performing strongly on the back of improving demand. Following a profitable first half in the real estate sector, we are beginning to turn to more attractive opportunities elsewhere. We plan to add to our exposure to the oil service sector as we believe exceptional value is evident in this market after the recent collapse in share prices.

We would like to thank you for your participation in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO]                     [PHOTO]

/s/ Derek S. Van Eck       /s/ Samuel R. Halpert
--------------------       ---------------------
Derek S. Van Eck           Samuel R. Halpert
Portfolio Manager          Management Team Member

July 16, 2002

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+The Goldman Sachs Natural Resource Index is a capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

++The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+++The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

++++The Morgan Stanley REIT Index is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

*+1.00 is a "perfect" correlation, meaning moves exactly in tandem. -1.00 is a "perfect negative" correlation, meaning moves exactly opposite.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

                                SECTOR WEIGHTINGS
                               AS OF JUNE 30, 2002

                              [PIE CHART OMITTED]

                  Energy                                39.5%
                  Precious Metals                       14.9%
                  Paper & Forest Products               12.9%
                  Industrial Metals                     10.0%
                  Cash/Equivalents Less Liabilities      9.6%
                  Real Estate                            8.8%
                  Other                                  3.0%
                  Agriculture                            1.3%



                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2002

                              [PIE CHART OMITTED]

                  United States                         53.7%
                  Canada                                19.2%
                  Cash/Equivalents Less Liabilities      9.6%
                  Australia                              6.8%
                  Russia                                 3.3%
                  South Africa                           3.0%
                  United Kingdom                         2.8%
                  Finland                                0.8%
                  Hong Kong                              0.8%

                           WORLDWIDE HARD ASSETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------

NORSKE SKOG CANADA LTD.
(CANADA, 3.0%)

Norske Skog produces newsprint and groundwood specialty papers in western North America. The company serves the publishing and commercial printing industries. It also produces sawdust-based pulp.

NEWCREST MINING LTD.
(AUSTRALIA, 2.8%)

Newcrest Mining is a gold-mining, exploration and production company. The company's exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

CHEVRONTEXACO CORP.
(U.S., 2.6%)

ChevronTexaco is an integrated energy company with operations in countries located around the world. The company conducts operations in oil and gas exploration and production, oil and gas refining and marketing, power, and chemical manufacturing. ChevronTexaco markets petroleum products under brand names such as Chevron, Texaco, Caltex, Havoline, and Delo.

NEWMONT MINING CORP.
(U.S., 2.4%)

Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Peru, Indonesia, Mexico, and Uzbekistan. Newmont also mines and processes gold and silver ore in the United States, Canada, Bolivia and Australia.

ALCOA, INC.
(U.S., 2.4%)

Alcoa is an integrated aluminum company. The company produces aluminum and alumina. It is involved in mining, refining, smelting, fabricating and recycling. Alcoa serves customers worldwide in packaging, automotive, aerospace, construction and other markets with a variety of fabricated and finished projects.

TALISMAN ENERGY, INC.
(CANADA, 2.3%)

Talisman Energy is an independent oil and gas producer. The company has operations in Canada, the North Sea, Indonesia and Sudan. Talisman is also conducting exploration in Algeria and Trinidad.

BARRICK GOLD CORP.
(CANADA, 2.2%)

Barrick is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.

OCCIDENTAL PETROLEUM CORP.
(U.S., 2.2%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer, and ethylene dichloride, as well as specialty chemicals. Occidental also has an interest in petrochemicals.

OCEAN ENERGY, INC.
(U.S., 2.2%)

Ocean Energy explores and develops crude oil and natural gas properties. The company's operations are focused in the shelf and deepwater areas of the Gulf of Mexico, the Permian Basin, Midcontinent, and Rocky Mountain regions of the United States. Ocean Energy also explores for and produces oil and gas in West Africa, Egypt, Russia and Indonesia.

NUCOR CORP.
(U.S., 2.2%)

Nucor manufactures steel products. These products include carbon and alloy steel, steel joists and joist girders, steel deck, cold finished steel, steel grinding balls, steel fasteners, steel bearing products and metal building systems.

----------
*Portfolio is subject to change.

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

          NO. OF                                         VALUE
COUNTRY   SHARES       SECURITIES (a)                  (NOTE 1)
----------------------------------------------------------------
AUSTRALIA: 6.8%
Energy: 2.2%
        1,811,000   Oil Search Ltd.                  $   825,503
          502,282   Origin Energy Ltd.                   952,560
          293,000   Santos Ltd.                        1,065,163
                                                     -----------
                                                       2,843,226
                                                     -----------
Industrials Metals: 0.4%
          532,000   Portman Mining Ltd.                  550,865
                                                     -----------
Other: 0.1%
           30,000   Catuity, Inc.                         86,270
                                                     -----------
Precious Metals: 4.1%
          867,606   Newcrest Mining Ltd.               3,700,899
          530,000   Sons of Gwalia Ltd.                1,804,458
                                                     -----------
                                                       5,505,357
                                                     -----------
                                                       8,985,718
                                                     -----------
CANADA: 19.2%
Energy: 6.0%
          145,000   Baytex Energy Ltd.                   690,568
          323,000   Canadian 88 Energy Corp.             583,272
           59,000   CHC Helicopter Corp. (Class A)     1,346,408
           63,850   Ensign Resource Service
                      Group, Inc.                        697,290
           25,000   NQL Drilling Tools, Inc.             153,790
           76,000   Suncor Energy, Inc.                1,350,150
           67,300   Talisman Energy, Inc.              3,038,249
                                                     -----------
                                                       7,859,727
                                                     -----------
Industrials Metals: 0.2%
           80,000   FNX Mining Co., Inc.                 267,231
                                                     -----------
Paper & Forest Products: 6.4%
          201,500   Abitibi-Consolidated, Inc.         1,859,845
          810,000   Norske Skog Canada Ltd.            3,964,810
          285,800   TimberWest Forest Corp.            2,639,085
                                                     -----------
                                                       8,463,740
                                                     -----------
Precious Metals: 5.7%
          155,050   Barrick Gold Corp.                 2,944,400
        1,614,800   Brazilian Resources, Inc.             74,769
          250,000   Kinross Gold Corp.                   562,244
          217,600   Placer Dome, Inc.                  2,439,296
        1,063,000   TVX Gold, Inc.                     1,510,346
                                                     -----------
                                                       7,531,055
                                                     -----------
Real Estate: 0.9%
           58,050   Brookfield Properties Corp.        1,201,855
                                                     -----------
                                                      25,323,608
                                                     -----------
FINLAND: 0.8%
Paper & Forest Products: 0.8%
           72,000   Enso Oyj (R Shares)                  990,992
                                                     -----------
HONG KONG: 0.8%
Real Estate: 0.8%
          145,600   Sun Hung Kai Properties Ltd.     $ 1,106,007
                                                     -----------
RUSSIA: 3.3%
Energy: 1.7%
           22,200   Surgutneftegaz, Inc. Pfd.            469,530
                      (Sponsored ADR)
          190,000   YUKOS                              1,753,700
                                                     -----------
                                                       2,223,230
                                                     -----------
Other: 1.6%
            4,299   Khanty-Mansiysk Oil Co. (b)*       2,149,530
                                                     -----------
                                                       4,372,760
                                                     -----------

SOUTH AFRICA: 3.0%
Paper & Forest Products: 1.6%
          145,500   Sappi Ltd. (ADR)                   2,039,910
                                                     -----------
Precious Metals: 1.4%
           15,818   AngloGold Ltd.
                      (Sponsored ADR)                    412,533
          130,000   Gold Fields Ltd.
                      (Sponsored ADR)                  1,458,600
                                                     -----------
                                                       1,871,133
                                                     -----------
                                                       3,911,043
                                                     -----------
UNITED KINGDOM: 2.8%
Industrial Metals: 1.6%
          405,900   Billiton PLC                       2,164,889
                                                     -----------
Precious Metals: 1.2%
          500,000   Brancote                           1,525,977
                                                     -----------
                                                       3,690,866
                                                     -----------
UNITED STATES: 53.7%
Agriculture: 1.3%
           80,300   Bunge Ltd.                         1,694,330
                                                     -----------
Industrial Metals: 7.8%
          162,163   AK Steel Holding Corp.             2,077,308
           94,420   Alcoa, Inc.                        3,130,023
           95,000   Inco Ltd.                          2,150,800
           44,000   Nucor Corp.                        2,861,760
                                                     -----------
                                                      10,219,891
                                                     -----------
Energy: 29.7%
           15,750   Amerada Hess Corp.                 1,299,375
            9,000   Anadarko Petroleum Corp.             443,700
           15,000   Astropower, Inc.                     294,600
           39,000   ChevronTexaco Corp.                3,451,500
           56,000   Devon Energy Corp.                 2,759,680
           43,000   Dominion Resources, Inc.           2,846,600
           74,000   Duke Power Corp.                   2,301,400
           17,000   ExxonMobil Corp.                     695,640


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2002 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

          NO. OF                                         VALUE
COUNTRY   SHARES       SECURITIES (a)                  (NOTE 1)
----------------------------------------------------------------
UNITED STATES (CONTINUED):
           90,000   GlobalSantaFe Corp.            $   2,461,500
           30,000   Murphy Oil Corp.                   2,475,000
            8,000   Nabors Industries Ltd.               281,200
           32,800   Newfield Exploration Co.           1,219,176
           55,000   Noble Corp.                        2,123,000
           97,000   Occidental Petroleum Corp.         2,909,030
          133,575   Ocean Energy, Inc.                 2,894,570
           44,000   Phillips Petroleum Co.             2,590,720
           46,000   Remington Oil & Gas Corp.            916,320
           11,000   Schlumberger Ltd.                    511,500
           34,000   Smith International, Inc.          2,318,460
           82,000   Tesoro Petroleum Corp.               635,500
           30,800   Transocean, Inc.                     959,420
           61,000   Weatherford International Ltd.     2,635,200
                                                     -----------
                                                      39,023,091
                                                     -----------
Other: 1.3%
           44,000   Dana Corp.                           815,320
           53,100   Delphi Corp.                         700,920
           30,150   General Cable Corp.                  189,945
                                                     -----------
                                                       1,706,185
                                                     -----------
Paper & Forest Products: 4.2%
           28,000   Boise Cascade Corp.                  966,840
           52,000   Georgia Pacific Corp.              1,278,160
           11,000   International Paper Co.              479,380
           49,200   Sealed Air Corp.                   1,981,284
           20,000   Smurfit-Stone Container Corp.        308,400
            8,000   Weyerhaeuser Co.                     510,800
                                                     -----------
                                                       5,524,864
                                                     -----------
Precious Metals: 2.4%
         120,7500   Newmont Mining Corp.               3,179,348
                                                     -----------
Real Estate: 7.0%
           51,000   AMB Property Corp.                 1,581,000
           18,000   Boston Properties, Inc.              719,100
           36,000   Crescent Real Estate
                      Equities Co.                       673,200
           77,031   Equity Office Properties Trust     2,318,633
           11,000   Equity Residential Properties
                      Trust                              316,250
           50,000   Host Marriott Corp.                  565,000
          124,275   La Quinta Corp.                      900,994
           40,000   Starwood Hotels & Resorts
                      Worldwide, Inc                   1,315,600
           18,700   Vornado Realty Trust                 863,940
                                                     -----------
                                                       9,253,717
                                                     -----------
                                                      70,601,426
                                                     -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 90.4%
  (Cost: $109,086,949)                               118,982,420
                                                     -----------

PRINCIPAL                         DATE OF                VALUE
AMOUNT                            MATURITY   COUPON    (NOTE 1)
----------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 12.3%
U.S. TREASURY BILL
$ 10,000,000
  (Cost: $9,989,067)              7/25/02    1.64%   $ 9,989,067
Repurchase Agreement
  (Note 11): Purchased on
  (6/28/02; maturity value
  $6,134,000 (with State
  Street Bank & Trust Co.,
  Collateralized by
  $6,095,000 Federal
  Home Loan Mortgage
  Corp.-6.00% due
  8/15/02 with a value of
  $6,263,878)
  (Cost: $6,134,000)              7/01/02    1.78%     6,134,000
                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS: 12.3%
  (Cost: $16,123,067)                                 16,123,067
                                                    ------------
TOTAL INVESTMENTS: 102.7%
  (Cost: $125,210,016)                               135,105,487
OTHER ASSETS LESS LIABILITIES: (2.7%)                 (3,571,852)
                                                    ------------
NET ASSETS: 100%                                    $131,533,635
                                                    ============

SUMMARY OF                                             % OF
INVESTMENTS                                             NET
BY INDUSTRY                                           ASSETS
--------------                                        -------
Agriculture                                             1.3%
Energy                                                 39.5%
Industrial Metals                                      10.0%
Paper & Forest Products                                12.9%
Precious Metals                                        14.9%
Real Estate                                             8.8%
Other                                                   3.0%
Short-Term Obligations                                 12.3%
Other assets less Liabilities                          (2.7%)
                                                      ------
                                                      100.0%
                                                      ======
----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 6).
*   Fair value as determined by the Board of Trustees.

Glossary:
ADR-American Depositary Receipt

                        See Notes to Financial Statements

                 WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
ASSETS:
Investments, at value (cost $125,210,016) (Note 1) ...............................................  $135,105,487
Cash--initial margin for equity swap (Note 8) ....................................................       110,970
Receivables:
   Securities sold ...............................................................................     1,316,154
   Due from broker--equity swap (Note 8) .........................................................       553,899
   Dividends and interest ........................................................................       235,818
   Capital shares sold ...........................................................................       165,797
                                                                                                    ------------
     Total assets ................................................................................   137,488,125
                                                                                                    ------------
LIABILITIES:
Payables:
   Capital shares redeemed .......................................................................     5,525,221
   Securities purchased ..........................................................................       264,585
   Due to adviser ................................................................................       109,127
   Due to custodian ..............................................................................         8,027
                                                                                                          47,530
                                                                                                    ------------
   Accounts payable
     Total liabilities ...........................................................................     5,954,490
                                                                                                    ------------
Net assets .......................................................................................  $131,533,635
                                                                                                    ============
Shares outstanding ...............................................................................    11,344,572
                                                                                                    ============
Net asset value, redemption and offering price per share .........................................  $      11.59
                                                                                                    ============
Net assets consist of:
   Aggregate paid in capital .....................................................................  $147,990,833
   Unrealized appreciation of investments, swaps and foreign currency transactions ...............    10,446,871
   Undistributed net investment income ...........................................................       213,827
   Accumulated realized loss .....................................................................   (27,117,896)
                                                                                                    ------------
                                                                                                    $131,533,635
                                                                                                    ============
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
INCOME (NOTE 1):
Dividends (less foreign taxes withheld of $45,142) ...............................................  $    914,894
Interest .........................................................................................        96,910
                                                                                                    ------------
   Total income ..................................................................................     1,011,804
EXPENSES:
Management (Note 2) ..................................................................  $ 543,989
Administration (Note 2) ..............................................................        241
Professional .........................................................................     26,055
Custodian ............................................................................     21,000
Trustees' fees and expenses ..........................................................     14,907
Transfer agency ......................................................................      7,810
Interest (Note 10) ...................................................................        349
Other ................................................................................     10,500
                                                                                        ---------
Total expenses .......................................................................                   624,851
                                                                                                    ------------
   Net investment income .............................................................                   386,953
                                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized loss from security transactions .........................................................      (941,155)
Realized loss from foreign currency transactions .................................................      (101,079)
Realized loss from swaps .........................................................................      (158,000)
Change in unrealized appreciation of forward foreign currency contracts and foreign
currency transactions ............................................................................        (1,524)
Change in unrealized appreciation of investments and swaps .......................................     8,166,394
                                                                                                    ------------
Net realized and unrealized gain on investments, forward foreign currency contracts
and foreign currency transactions ................................................................     6,964,636
                                                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................  $  7,351,589
                                                                                                    ============

                        See Notes to Financial Statements

                 WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS
                                                                                          ENDED
                                                                                        JUNE 30,      YEAR ENDED
                                                                                          2002       DECEMBER 31,
                                                                                       (UNAUDITED)       2001
                                                                                      ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .............................................................   $ 386,953    $ 1,006,516
   Realized loss from security transactions ..........................................    (941,155)    (3,891,885)
   Realized loss from foreign currency transactions ..................................    (101,079)       (86,195)
   Realized gain (loss) from swaps ...................................................    (158,000)       257,860
   Change in unrealized appreciation (depreciation) of forward foreign currency
     contracts and foreign currency transactions .....................................      (1,524)         6,307
   Change in unrealized appreciation (depreciation) of investments, swaps
     and options written .............................................................   8,166,394     (8,529,299)
                                                                                      ------------   ------------
   Increase (decrease) in net assets resulting from operations .......................   7,351,589    (11,236,696)
                                                                                      ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income .............................................................    (652,177)    (1,019,912)
                                                                                      ------------   ------------
CAPITAL SHARE TRANSACTIONS*
   Proceeds from sales of shares ..................................................... 242,241,513    200,249,181
   Reinvestment of dividends and distributions                                             652,177      1,019,912
   Cost of shares reacquired .........................................................(195,608,268)  (210,191,822)
                                                                                      ------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions ...  47,285,422     (8,922,729)
                                                                                      ------------   ------------
   Total increase (decrease) in net assets ...........................................  53,984,834    (21,179,337)
NET ASSETS:
Beginning of period ..................................................................  77,548,801     98,728,138
                                                                                      ------------   ------------
End of period (including undistributed net investment income of $213,827 and
  $580,130, respectively) ............................................................$131,533,635   $ 77,548,801
                                                                                      ============   ============
* SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
  PAR VALUE SHARES AUTHORIZED)
   Shares sold .......................................................................  20,674,659     17,370,451
   Reinvestment of dividends and distributions .......................................      60,220         86,875
   Shares reacquired ................................................................. (16,641,962)   (18,387,841)
                                                                                      ------------   ------------
   Net increase (decrease) ...........................................................   4,092,917       (930,515)
                                                                                      ============   ============




                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                    SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                     YEAR ENDED DECEMBER 31,
                                                       2002       -------------------------------------------------------
                                                   (UNAUDITED)      2001        2000        1999       1998        1997
                                                   -----------    --------   --------    --------    --------    --------
Net Asset Value, Beginning of Period ...............   $ 10.69     $ 12.07    $ 10.96      $ 9.20     $ 15.72     $ 16.72
                                                      --------    --------   --------    --------    --------    --------
Income from
   Investment Operations:
   Net Investment Income ...........................      0.04        0.14       0.16        0.15        0.21        0.09
   Net Realized and Unrealized Gain (Loss) on
     Investments,Equity Swaps and Foreign
     Currency Transactions .........................      0.95       (1.39)      1.07        1.75       (4.43)      (0.36)
                                                      --------    --------   --------    --------    --------    --------
Total from
   Investment Operations ...........................      0.99       (1.25)      1.23        1.90       (4.22)      (0.27)
                                                      --------    --------   --------    --------    --------    --------
Less Dividends and Distributions:
   Dividends from Net Investment Income ............     (0.09)      (0.13)     (0.12)      (0.14)      (0.09)      (0.31)
   Distributions from Realized Capital Gains .......        --          --         --          --       (2.21)      (0.42)
                                                      --------    --------   --------    --------    --------    --------
Total Distributions ................................     (0.09)      (0.13)     (0.12)      (0.14)      (2.30)      (0.73)
                                                      --------    --------   --------    --------    --------    --------
Net Asset Value, End of Period .....................   $ 11.59     $ 10.69    $ 12.07     $ 10.96      $ 9.20     $ 15.72
                                                      ========    ========   ========    ========    ========    ========
Total Return (a) ...................................      9.32%     (10.45)%    11.41%      21.00%     (30.93)%     (1.67)%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ....................  $131,534     $77,549    $98,728     $98,911     $85,813    $155.993
Ratio of Gross Expenses to Average Net Expenses ....      1.15%(c)    1.18%      1.16%       1.26%       1.20%       1.18%
Ratio of Net Expenses to Average Net Expenses ......      1.15%(c)    1.15%(b)   1.14%(b)    1.26%       1.16%       1.17%
Ratio of Net Investment Income to Average
   Net Expenses ....................................      0.71%(c)    1.13%      1.41%       1.39%       1.64%       0.64%
Portfolio Turnover Rate ............................     18.94%(c)   85.73%    110.46%     199.43%     153.25%     102.82%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period.
(b) Excluding interest expense.
(c) Annualized.




                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities, are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates.

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions for the six month ended June 30, 2002.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $57,687,794 and $18,941,416, respectively, for the six month ended June 30, 2002. For federal income tax purposes, the identified cost of investments owned at June 30, 2002 was $125,210,016. As of June 30, 2002, net unrealized appreciation for federal income tax purposes aggregated $9,895,471 of which $15,671,571 related to appreciated securities and $5,776,100 related to depreciated securities.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2001, the Fund had no outstanding forward foreign currency contracts.

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.
NOTE 6--RESTRICTED SECURITY--The following security is restricted as to sale and deemed illiquid:

                                                        PERCENT OF
DATES                                        TOTAL     NET ASSETS AT
ACQUIRED                        COST         VALUE        6/30/02
--------                       -------      ------     -------------
1/31/97   Khanty-Mansiysk
          Oil Co.            $1,410,006   $2,149,530       1.6%

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2002 the net value of the assets and corresponding liability of the Fund's portion of the Plan is $44,680.

NOTE 8--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2002, the Fund had the following outstanding equity swap (stated in U.S. dollars):

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                   NUMBER                TERMI-
UNDERLYING           OF      NOTIONAL    NATION    UNREALIZED
 SECURITY          SHARES     AMOUNT      DATE    APPRECIATION
------------      --------   --------    ------    -----------
Gazprom Oil Co.    680,800   $110,970     Open      $553,899

NOTE 9--COMMODITY SWAP--The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2002, the Fund has no outstanding commodity swap (stated in U.S. dollars):

NOTE 10--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2002, the Fund borrowed an average daily amount of $6,265 at a weighted average interest rate of 2.45% under the Facility. At June 30, 2002, there were no outstanding borrowings under the Facility.

NOTE 11--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/ OFFICERS

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------

INTERESTED TRUSTEES:

John C. van Eck, CFA              Chairman, Van Eck                      12             Chairman of the Board
(86)+*                            Associates Corporation and                            and President of two
Chairman and Trustee              Van Eck Securities                                    other investment
since 1985                        Corporation                                           companies advised by
                                                                                        the Adviser

Jan F. van Eck                    Director, Van Eck Associates           10             Trustee of another
(38)+**                           Corporation; President and                            investment company
Trustee since 2000                Director, Van Eck Securities                          advised by the Adviser
                                  Corporation and other affiliated
                                  companies; President and Director,
                                  Van Eck Capital, Inc.; President
                                  and Director, Van Eck Absolute
                                  Return Advisers Corporation

Derek S. van Eck                  President of Worldwide Hard Assets     10             Trustee of another
(36)+**                           Fund series and the Worldwide Real                    investment company
Trustee since 1999                Estate Fund series of Van Eck                         advised by the Adviser
                                  Worldwide Insurance Trust and the
                                  Global Hard Assets Fund series of
                                  Van Eck Funds; Executive Vice
                                  President, Director, Global
                                  Investments and President and
                                  Director of Van Eck Associates
                                  Corporation and Executive Vice
                                  President and Director of Van Eck
                                  Securities Corporation and other
                                  affiliated companies.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------

INDEPENDENT TRUSTEES:

Jeremy H. Biggs                   Vice Chairman, Director                12             Trustee/Director of two
(66)++                            and Chief Investment Officer,                         investment companies
Trustee since 1990                Fiduciary Trust Company                               advised by the Adviser;
                                  International                                         Chairman, Davis Funds
                                                                                        Group; Treasurer and
                                                                                        Director, Royal Oak
                                                                                        Foundation; Director,
                                                                                        Union Settlement
                                                                                        Association; First Vice
                                                                                        President, Trustee and
                                                                                        Chairman, Finance
                                                                                        Committee, St. James
                                                                                        School

Richard C. Cowell                 Private investor                       10             Trustee of another
(74)++P.                                                                                investment company
Trustee since 1985                                                                      advised by the Adviser;
                                                                                        Director, West Indies &
                                                                                        Caribbean Development
                                                                                        Ltd.

Philip D. DeFeo                   Chairman, Pacific                      10             Trustee of another
(56)                              Stock Exchange                                        investment company
Trustee since 1998                                                                      advised by the Adviser

David J. Olderman                 Private investor                       12             Trustee/Director of two
(66)++P.                                                                                other investment
Trustee since 1994                                                                      companies advised by the
                                                                                        Adviser

Ralph F. Peters                   Private investor                       10             Trustee of another
(73)*++P.                                                                               investment company
Trustee since 1987                                                                      advised by the Adviser;
                                                                                        Director, Sun Life
                                                                                        Insurance and Annuity
                                                                                        Company of New York;
                                                                                        Director, U.S. Life
                                                                                        Income Fund, Inc.

Richard D. Stamberger             President, SmartBrief.com              12             Trustee of two other
(43)++P.                                                                                investment companies
Trustee since 1994                                                                      advised by the Adviser;
                                                                                        Partner and Co-founder,
                                                                                        Quest Partners, LLC;
                                                                                        Executive Vice President,
                                                                                        Chief Operating Officer
                                                                                        and Director of NuCable
                                                                                        Resources Corporation

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                      OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                      HELD:
---------------------             --------------                                   -------------------

OFFICERS:

Bruce J. Smith                    Senior Vice President and Chief                  Officer of two other
(47)                              Financial Officer, Van Eck Associates            investment companies
Officer since 1985                Corporation; Senior Managing                     advised by the Adviser
                                  Director, Van Eck Securities Corporation

Thomas H. Elwood                  Vice President, Secretary and General            Officer of two other
(54)                              Counsel, Van Eck Associates Corporation,         investment companies
Officer since 1998                Van Eck Securities Corporation and               advised by the Adviser
                                  other affiliated companies

Alex W. Bogaenko                  Director of Portfolio Administration,            Controller of two
(39)                              Van Eck Associates Corporation and               other investment companies
Officer since 1997                Van Eck Securities Corporation                   advised by the Adviser

Charles T. Cameron                Director of Trading, Van Eck                     Vice President of another
(42)                              Securities Corporation; Co-Portfolio             investment company
Officer since 1996                Manager, Worldwide Bond Fund Series              advised by the Adviser

Susan C. Lashley                  Managing Director, Mutual Fund                   Vice President of another
(47)                              Operations, Van Eck Securities                   investment company
Officer since 1988                Corporation                                      advised by the Adviser

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(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York,
    NY 10016.
(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.
+ An "interested person" as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.
* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.
**  Son of Mr. John C. van Eck.
++  Member of the Nominating Committee.
P. Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.





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


[LOGO]                                                      [LOGO]
VAN ECK GLOBAL                                       Retire on YOUR Terms
                                                      VARIABLE ANNUITIES

Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.